                                 EXHIBIT 10.2.1

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of November ___, 2004, among DELTA APPAREL, INC., a Georgia corporation ("Borrower"), Lenders signatory hereto, and CONGRESS FINANCIAL CORPORATION (SOUTHERN), as Agent ("Agent").

                                  WITNESSETH:

         WHEREAS, Borrower, Agent, Guarantors and the Lenders party thereto from time to time are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 3, 2003, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of August 30, 2004 (as amended, restated, refinanced, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which Agent and Lenders have agreed to make Advances, issue or arrange for the issuance of Letters of Credit and make other extensions of credit to Borrower from time to time pursuant to the terms and conditions thereof and the other Financing Agreements;

         WHEREAS, Borrower has requested that certain terms and conditions of the Loan Agreement be amended; and

         WHEREAS, Agent, Lenders and, by their respective acknowledgment hereof, Guarantors have agreed to the requested amendments on the terms and conditions provided herein;

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Amendments to the Loan Agreement.

         (a) Section 1 of the Loan Agreement, Definitions, is hereby amended and modified by amending and restating the definitions of "Borrowing Base", "Commitment", "Maximum Credit" and "Mortgages", in their respective entirety as follows:

         ""Borrowing Base" shall mean, at any time, the amount equal to:

         (a)      the sum of:

                  (i) eighty-five (85%) percent of the Net Amount of the Eligible Accounts, plus

                  (ii)     the lesser of:

                           (1)      the Inventory Loan Limit, or

                           (2) fifty-five (55%) percent of the Value of Eligible Inventory consisting of finished goods, raw materials consisting of raw cotton and yarn for such finished goods, and finished yarn categorized as work-in-process; plus

                  (iii)    to the extent greater than zero, the lesser of:

                           (1)      (A)      the Fixed Asset Loan Limit, minus

                                    (B)      the Fixed Asset Loan Amortization
                                             Amount, or


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
                           (2)      (A)     eighty-five percent (85%) of the
                                            appraised Net Orderly Liquidation
                                            Value of Eligible Equipment (other
                                            than the Tennessee Equipment)
                                            determined from time to time by a
                                            qualified appraiser acceptable to
                                            Agent, minus

                                    (B)      the Fixed Asset Loan Amortization
                                             Amount, plus

                  (iii)    the result of:

                           (1)      the Tennessee Asset Loan Limit, minus

                           (2)      the Tennessee Asset Loan Amortization
                                    Amount, minus

         (b)      Reserves.

         "Commitment" shall mean, at any time, as to each Lender, the principal amount set forth beside such Lender's name on Schedule 1.21 hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.6 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as "Commitments".

         "Maximum Credit" shall mean the amount of $42,750,000.

         "Mortgages" shall mean, individually and collectively, each of the following, as each may be amended, modified, supplemented, extended or restated from time to time: (a) that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated October 3, 2003, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located in Catawba County, North Carolina; (b) that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated October 3, 2003, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located in Knox County, Tennessee; (c) that certain Amended and Restated Mortgage, Assignment of Rents and Leases and Security Agreement, dated October 3, 2003, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located in Edgefield County, South Carolina; (d) that certain Mortgage, Assignment of Rents and Leases and Security Agreement dated as of October 3, 2003, with respect to the Real Property and related assets of Borrower located in Fayette County, Alabama; and
(e) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated November 1, 2004, by Borrower in favor of Agent with respect to the Real Property and related assets of Borrower located in Anderson County, Tennessee."

         (b) Section 1 of the Loan Agreement, Definitions, is hereby further amended and modified by adding the following to the end of the first sentence of the definition of "Reserves":

                  "; or (g) $800,000 in respect of the Tennessee Equipment to be acquired by Borrower, provided that such reserve shall be reduced from time to time in the amount of eighty percent (80%) of Borrower's invoice cost (net of shipping, freight, installation, and other so-called "soft costs") of new Tennessee Equipment that is purchased by Borrower upon receipt by Agent of (i) a copy of the invoice relating to such Tennessee Equipment, (ii) a description of such Tennessee Equipment, including, without limitation, the manufacturer and vendor of such Tennessee Equipment and, if applicable, the make, model and serial number of such Tennessee Equipment, and (iii) evidence, in form and substance satisfactory to Agent, of the receipt and the installation of such Tennessee Equipment"

         (c) Section 1 of the Loan Agreement, Definitions, is hereby further amended and modified by adding the following definitions in the appropriate alphabetical order:


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

         ""Tennessee Asset Loan Amortization Amount" shall mean (a) until the earlier of the Renewal Date (as it may be extended pursuant to Section 13.1 of this Agreement) and October 1, 2009, an amount equal to (i) from and after December 1, 2004, through December 30, 2004, $15,278, plus (ii) from and after the first day of each month commencing January 1, 2005, and through the last day of each such month, the product of: (1) $15,278 multiplied by (2) the cumulative number of months that have elapsed since December 1, 2004 and (b) after the earlier of the Renewal Date (as it may be extended pursuant to Section 13.1 of this Agreement) and October 1, 2009, $2,750,000.

         "Tennessee Asset Loan Limit" shall mean $2,750,000.

         "Tennessee Equipment" shall mean Eligible Equipment to be purchased by Borrower for installation and use at the facility located on Real Property owned by Borrower in Anderson County, Tennessee, and on which Agent has a Mortgage, including, without limitation, Eligible Equipment in the form of racking and forklifts."

         (d) Section 13.3 of the Loan Agreement, Notices, is hereby amended and modified by adding the following Section 13.3 to the end of such Section:

                  "13.3 Notices. All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

                  If to Borrower:       DELTA APPAREL, INC.
                                        2750 Premiere Parkway, Suite 100
                                        Duluth, GA 30097
                                        Attention: Herb Mueller
                                        Telephone No.: (678) 775-6900
                                        Telecopy No.: (678) 584-1880

                  If to Agent:          CONGRESS FINANCIAL CORPORATION
                                        (SOUTHERN)
                                        110 East Broward Blvd.
                                        Suite 2050
                                        Fort Lauderdale, Florida 33301
                                        Attention: Kerry Maxwell, Portfolio
                                                   Manager
                                        Telephone No.: (954) 467-2262
                                        Telecopy No.: (954) 467-5520"

         (e) The Loan Agreement is hereby amended and modified by adding the Schedule 1.21 attached hereto as Schedule 1.21 to the Loan Agreement.

         2. Commitments; Pro Rata Shares. Each of the Lenders acknowledges and agrees that, as of the effectiveness of this Amendment, (a) the Commitment of such Lender is as set forth below such Lender's signature on the signature pages to this Amendment and (b) the Pro Rata Share of such Lender is as set forth below such Lender's signature on the signature pages to this Amendment.

         3. No Other Amendments or Waivers. Except in connection with the amendments set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Financing Agreements, nor constitute a waiver of any provision of the Loan Agreement or any of the other Financing Agreements. Except for the amendments set forth above, the text of the Loan Agreement and all other Financing Agreements shall remain unchanged and in full force and effect and Borrower hereby ratifies and confirms its obligations thereunder. This


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
Amendment shall not constitute a modification of the Loan Agreement or any of the other Financing Agreements or a course of dealing with Agent or Lenders at variance with the Loan Agreement or the other Financing Agreements such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Loan Agreement and the other Financing Agreements in the future, except as expressly set forth herein. Borrower acknowledges and expressly agrees that Agent and Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Financing Agreements, as amended herein. Borrower has no knowledge of any challenge to Agent's or any Lender's claims arising under the Financing Agreements, or to the effectiveness of the Financing Agreements.

         4. Conditions Precedent to Effectiveness. This Amendment shall become effective when, and only when, Agent shall have received:

         (a) counterparts of this Amendment duly executed and delivered by Borrower, Agent and the Lenders;

         (b) with respect to each Mortgage, an opinion from local counsel with respect to this Amendment or a title certification or title opinion stating that no security interest, mortgage, pledge, lien, charge or other encumbrance of any nature shall have been recorded since the filing of such Mortgage;

         (c) payment, for the benefit of the Lenders according to their Pro Rata Shares of the Commitment, of a non-refundable fee in the amount of $13,750, due and payable on the date hereof; and

         (d) such other information, documents, instruments or approvals as Agent or Agent's counsel may reasonably require.

         5. Representations and Warranties of Borrower. In consideration of the execution and delivery of this Amendment by Agent and Lenders, Borrower hereby represents and warrants in favor of Agent and Lenders as follows:

         (a) the execution, delivery and performance of this Amendment and the transactions contemplated hereunder are (i) all within Borrower's corporate powers, (ii) have been duly authorized,
                  (iii) are not in contravention of law or the terms of Borrower's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or its property are bound and (iv) do not result in or require the creation or imposition of any Lien upon or with respect to any of the properties of Borrower or any of its Subsidiaries;

         (b) this Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms;

         (c) the execution, delivery and performance of this Amendment does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained;

         (d) no Default or Event of Default exists under the Loan Agreement or the other Financing Agreements;

         (e) as of the date hereof and after giving effect to this Amendment, all representations and warranties of Borrower and Guarantors set forth in the Loan Agreement and the other Financing Agreements are true, correct and complete in all material respects; and


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
         (f) all Financing Agreements to which Borrower is a party, including, without limitation, the Loan Agreement, constitute valid and legally binding obligations of Borrower and are enforceable against Borrower in accordance with the terms thereof.

         6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

         7. Reference to and Effect on the Financing Agreements. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement" "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

         8. Affirmation of Guaranty. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Guarantee to which it is a party and the other Financing Documents to which it is a party remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection herewith shall not alter, amend, reduce or modify its obligations and liability under such Guarantee or any of the other Financing Agreements to which it is a party.

         9. Costs, Expenses and Taxes. Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder. In addition, Borrower agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save Agent and Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. Borrower hereby acknowledges and agrees that Agent may, without prior notice to Borrower, charge such costs and fees to Borrower's loan account pursuant to the Loan Agreement, which amounts shall constitute Loans under the Loan Agreement.

         10. Section Titles. The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

         11. Entire Agreement. This Amendment and the other Financing Agreements constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

         12. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

         13. Financing Agreement. This Amendment shall be deemed to be a Financing Agreement for all purposes.


                 [Remainder of page intentionally left blank.]



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
         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.


BORROWER:                       DELTA APPAREL, INC., a Georgia corporation


                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------

AGENT AND
LENDERS:                        CONGRESS FINANCIAL CORPORATION (SOUTHERN), as
                                Agent and a Lender

                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------

                                COMMITMENT:  $25,756,875
                                PRO RATA SHARE: 60.25%


                                ING CAPITAL LLC, as a Lender


                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------
                                COMMITMENT: $8,550,000
                                PRO RATA SHARE: 20.0%


                                SIEMENS FINANCIAL SERVICES, INC., as a Lender

                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------
                                COMMITMENT: $8,443,125

                                PRO RATA SHARE: 19.75%


ACKNOWLEDGED AND
AGREED:
GUARANTORS:                     M.J. SOFFE CO., a North Carolina corporation

                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------


                                SAIM, LLC, a North Carolina limited liability company

                                By:
                                   --------------------------------------------
                                Title:
                                      -----------------------------------------


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
                                 Schedule 1.21
                                  Commitments


               LENDER                                             COMMITMENT

Congress Financial Corporation (Southern)                        $25,756,875
ING Capital LLC                                                   $8,550,000
Siemens Financial Services, Inc.                                  $8,443,125


All Lenders                                                      $42,750,000


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